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                      AMERICAN NORTEL COMMUNICATIONS, INC.
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            7201 E. CAMELBACK RD, SUITE 320 SCOTTSDALE, ARIZONA 85251
                       PHONE 480 945-1266 FAX 480 945-1909


                                                                   June 15, 2000


                                FUNDING AGREEMENT

       This Agreement is made this 15th day of June, 2000, by and between Cynet, Inc. ("CYNET" or the "Company"), a corporation duly formed pursuant to the laws of Texas, with the address of 12777 Jones Road, Suite 400, Houston, Texas 77070, and American Nortel Communications, Inc., a corporation duly formed under the laws of the state of Wyoming, with the address of 7201 East Camelback Road, Suite 320, Scottsdale, Arizona 85251.

1. This Agreement is to be used exclusively by the two aforementioned parties for the expressed purpose of a funding arrangement between the two parties. The parties agree to cooperate with each other and execute such further documents as may be required for this transaction to qualify for exemption from federal and state registration (including a subscription agreement with acknowledgement of accredited investor status and no present intent to make a distribution of the subject securities).

2. The effective date of this Agreement shall be construed as the date of "Bonafide Signatures" by both parties and their respective officers and/or directors.

3. Confidentiality shall mean that the transaction will be kept exclusive to the parties involved which shall be limited to its officers, directors and/or agents, until such time that a bonafide closing has been consummated.

4.       The terms guiding the funding are such:

         A. The sum total of the funding between the parties is known to be $750,000.

         B.       The total amount of $750,000 will occur with a single closing.

         C. The instrument of funding is known to be either a certified check, United States of America drafted wire via the federal reserve system or Company check.

         D. The instrument to be purchased by the fundor is 750,000 common shares and 250,000 warrants which will enable American Nortel Communications, Inc. to purchase one additional share of the Company's stock at an exercise price of One Dollar and fifty cents ($1.50). These warrants are for a three-year duration non-cancelable and non dilutive. These shares and the shares underlying the warrants will be included in the Company's next scheduled Form SB registration statement.

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Page 2
Funding Agreement
June 15, 2000


E.       The common stock will initially bear a restrictive legend.

F. CYNET will use its best efforts to effectuate a registration statement which will register for sale 750,000 common shares for the fundor known to be American Nortel Communications, Inc. and the shares underlying the warrants. CYNET hereby agrees that it will complete the registration and have it effective, in force and cleared by the SEC ("effective") on or before September 1, 2000. In the event that the registration statement is not effective by the date of September 1, 2000 CYNET agrees that it will issue to American Nortel Communications, Inc. an additional 75,000 shares of Common Stock for every 30 days the registration statement is not deemed "effective."

G. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Arizona.

It is therefore agreed by the aforementioned parties that the intended funding proceed on the merits written within the body of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ACCEPTED:                               ACCEPTED:

CYNET, INC.                             AMERICAN NORTEL
                                        COMMUNICATIONS, INC.





By:                                     By:
   -----------------------------------     -------------------------------------
   Samuel C. Beale                         Bill Williams
   Vice President                          CEO
   June 15, 2000                           June 15, 2000